Exhibit 10.27
Execution Version
INCREMENTAL FACILITY AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of December 17, 2020 (this “Amendment”), is made and entered into by and among SOTERA HEALTH COMPANY, a Delaware corporation (“Holdings”), SOTERA HEALTH HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), each of the entities listed under the caption “Incremental Amendment Revolving Lenders” on the signature pages hereto (each, an “Incremental Amendment Revolving Lender” and, collectively, the “Incremental Amendment Revolving Lenders”), Jefferies Finance LLC, as Administrative Agent (solely in such capacity, the “Administrative Agent”), each Issuing Bank (as defined in the Credit Agreement) and, for purposes of Sections 7 and 9 hereof only, the other Loan Parties as of the date hereof.
RECITALS:
WHEREAS, reference is made to the First Lien Credit Agreement dated as of December 13, 2019 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrower, the lenders from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that the Borrower will obtain an Incremental Revolving Commitment Increase for general corporate purposes of the Borrower and its subsidiaries and to fund any working capital needs (the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.20 of the Credit Agreement, the Borrower has requested that (a) the Incremental Amendment Revolving Lenders provide an Incremental Revolving Commitment Increase in an aggregate principal amount of $157,500,000.00 (the “Incremental Amendment Revolving Commitment Increase”) (b) the Incremental Amendment Revolving Lenders provide Letter of Credit Sublimits in an aggregate principal amount of $103,600,000 (the “Incremental Amendment LC Commitments”) and (c) the Credit Agreement be amended in the manner provided for herein; and

WHEREAS, (a) the Incremental Amendment Revolving Lenders are willing to provide the Incremental Amendment Revolving Commitment Increase and (b) the Incremental Amendment Revolving Lenders are willing to provide the Incremental Amendment LC Commitments, in each case, to the Borrower on the Incremental Amendment Effective Date (as defined below) and the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is an “Incremental Facility Amendment” and a “Loan Document”, each as defined in the Credit Agreement.
SECTION 2. Amendments. Subject to the occurrence of the Incremental Amendment Effective Date (as defined below):

(a) The preliminary statements to the Credit Agreement are hereby amended by inserting the following new paragraph at the end thereof: “The Borrower has requested that the Lenders extend credit to the Borrower in the form of $157,500,000 million in Amendment No. 1 Revolving Commitment Increase on the Amendment No. 1 Effective Date.”
(b) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Amendment No. 1” means Incremental Amendment No. 1 to this Agreement dated as of December 17, 2020.

“Amendment No. 1 Effective Date” means December 17, 2020, the date of effectiveness of Amendment No. 1.

“Amendment No. 1 Revolving Commitment Increase” means the obligation of each Incremental Amendment Revolving Lender (as defined in Amendment No. 1) to provide Incremental Revolving Commitments to the Borrower on the Amendment No. 1 Effective Date in an aggregate principal amount equal to $157,500,000.

“Citigroup Letter of Credit Sublimit” means an amount equal to $14,800,000.00. Letters of Credit issued pursuant to the Citigroup Letter of Credit Sublimit will be issued by Citibank, N.A. in its capacity as an “Issuing Bank”.

“Citizens Letter of Credit Sublimit” means an amount equal to $8,222,222.22. Letters of Credit issued pursuant to the Citizens Letter of Credit Sublimit will be issued by Citizens Bank, N.A.. in its capacity as an “Issuing Bank”.

“Credit Suisse Letter of Credit Sublimit” means an amount equal to $23,020,000.00. Letters of Credit issued pursuant to the Credit Suisse Letter of Credit Sublimit will be issued by Credit Suisse AG, Cayman Islands Branch in its capacity as an “Issuing Bank”.

“Goldman Sachs Letter of Credit Sublimit” means an amount equal to $23,020,000.00. Letters of Credit issued pursuant to the Goldman Sachs Letter of Credit Sublimit will be issued by Goldman Sachs Bank USA in its capacity as an “Issuing Bank”.

“Jefferies Letter of Credit Sublimit” means an amount equal to $13,155,555.55. Letters of Credit issued pursuant to the Jefferies Letter of Credit Sublimit will be issued by Jefferies Finance LLC in its capacity as an “Issuing Bank”.

“Keybank Letter of Credit Sublimit” means an amount equal to $16,444,444.44. Letters of Credit issued pursuant to the Keybank Letter of Credit Sublimit will be issued by KeyBank National Association in its capacity as an “Issuing Bank”.

(c) The definition of “Issuing Bank” is hereby amended by replacing it in its entirety with:
“Issuing Bank” means each of (a) Citibank, N.A., (b) Citizens Bank, N.A., (c) Credit Suisse AG, Cayman Islands Branch (provided that Credit Suisse AG, Cayman Islands Branch shall only be required to issue standby Letters of Credit), (d) Goldman Sachs Bank USA, (e) Jefferies Finance LLC (provided that Jefferies Finance LLC shall only be required to issue standby Letters of Credit denominated in U.S. Dollars and will cause any Letters of Credit issued pursuant to the Jefferies Letter of Credit Sublimit to be issued by unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Jefferies Finance LLC for all purposes under the Loan Documents), (f) JPMorgan Chase Bank, N.A., (g) KeyBank National Association, (h) Royal Bank of Canada (provided that Royal Bank of Canada shall only be required to issue standby Letters of Credit) and (i) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(k) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(l)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or such branch with respect to Letters of Credit issued by such Affiliate or such branch.

(d) The definition of “JPM Letter of Credit Sublimit” is hereby amended by replacing it in its entirety with the following:
“JPM Letter of Credit Sublimit” means an amount equal to $79,933,333.33. Letters of Credit issued pursuant to the JPM Letter of Credit Sublimit will be issued by JPMorgan Chase Bank, N.A.. in its capacity as an “Issuing Bank”.

(e) The definition of “Letter of Credit Sublimit” is hereby amended by replacing it in its entirety with the following:
    “Letter of Credit Sublimit” means the sum of the Citigroup Letter of Credit Sublimit, the Citizens Letter of Credit Sublimit, the Credit Suisse Letter of Credit Sublimit, the Goldman Sachs Letter of Credit Sublimit, the Jefferies Letter of Credit Sublimit, the JPM Letter of Credit Sublimit, the KeyBank Letter of Credit Sublimit and the RBC Letter of Credit Sublimit. The Letter of Credit Sublimit is part of and not in addition to the aggregate Revolving Commitments.

(f) The definition of “Revolving Commitment” is hereby amended by replacing it in its entirety with the following:
“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such

Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption, Incremental Facility Amendment, (ii) a Refinancing Amendment, (iii) an Incremental Revolving Commitment Increase, (iv) (without duplication of the foregoing clause (iii)) the Amendment No. 1 Revolving Commitment Increase, (v) a Loan Modification Agreement or (vi) an Additional/Replacement Revolving Commitment. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01(A), with respect to the Amendment No. 1 Revolving Commitment Increase, Schedule I of Amendment No. 1, or, in each case, in the Assignment and Assumption, Loan Modification Agreement or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. As of the Effective Date, the initial aggregate amount of the Lenders’ Revolving Commitments is $190,000,000. As of the Amendment No. 1 Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $347,500,000.
(g) The fourth sentence of Section 2.05(b) is hereby amended by replacing it with the following:
“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of any Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) subject to Section 9.04(b)(ii), the Applicable Fronting Exposure of each Issuing Bank shall not exceed its Revolving Commitment, (ii) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments and (iii) (r) the aggregate LC Exposure of Citibank, N.A. shall not exceed the Citigroup Letter of Credit Sublimit, (s) the aggregate LC Exposure of Citizens Bank, N.A. shall not exceed the Citizens Letter of Credit Sublimit, (t) the aggregate LC Exposure of Credit Suisse AG, Cayman Islands Branch shall not exceed the Credit Suisse Letter of Credit Sublimit, (u) the aggregate LC Exposure of Goldman Sachs Bank USA shall not exceed the Goldman Sachs Letter of Credit Sublimit, (v) the aggregate LC Exposure of Jefferies Finance LLC shall not exceed the Jefferies Letter of Credit Sublimit, (w) the aggregate LC Exposure of JPMorgan Chase Bank, N.A. shall not exceed the JPM Letter of Credit Sublimit, (x) the aggregate LC Exposure of KeyBank National Association shall not exceed the Keybank Letter of Credit Sublimit, (y) the aggregate LC Exposure of Royal Bank of Canada shall not exceed the RBC Letter of Credit Sublimit and (z) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit. Letters of Credit will be available to be issued up to an aggregate face amount not to exceed the Letter of Credit Sublimit.”
SECTION 3. Incremental Revolving Commitment Increase. (a) Each Incremental Amendment Revolving Lender hereby agrees, severally and not jointly, to make an Incremental Amendment Revolving Commitment Increase to the Borrower on the Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Incremental Amendment Revolving Lender’s name on Schedule I attached hereto, on the terms set forth herein and in the Credit

Agreement (as amended hereby), and subject to the conditions set forth below. The Incremental Amendment Revolving Commitment Increase is an “Incremental Revolving Commitment Increase” as contemplated by Section 2.20 of the Credit Agreement and shall be deemed to be “Revolving Commitments” as defined in the Credit Agreement (as amended hereby) for all purposes of the Credit Agreement and the other Loan Documents having terms and provisions identical to those applicable to the Revolving Commitments outstanding on the date hereof immediately prior to the Incremental Amendment Effective Date (the “Existing Revolving Commitments”) except as otherwise set forth in this Amendment. The Incremental Amendment Revolving Commitment Increase shall be incurred pursuant to clause II(a) of the definition of “Incremental Cap” in accordance with Section 2.20(a).
(a) The Incremental Amendment Revolving Commitment Increase will constitute an Incremental Revolving Commitment Increase to the Existing Revolving Commitments and will, together with the Existing Revolving Commitments, be treated as one Class of Revolving Commitments.
(b) Each Incremental Amendment Revolving Lender that is an Additional Revolving Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Revolving Commitment Increase and an Incremental Amendment LC Commitment, have been made available to such Incremental Amendment Revolving Lender; (ii) agrees that it will (together with any affiliates that it acts through as it deems appropriate), independently and without reliance upon the Administrative Agent or Jefferies Finance LLC in its capacity as the Administrative Agent, or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Incremental Amendment Effective Date (as defined below) (x) such Incremental Amendment Revolving Lender shall be a “Lender” and an “Additional Revolving Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Additional Revolving Lender thereunder and (y) such Incremental Amendment Revolving Lender shall be an “Issuing Bank” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations and have all the rights of an Issuing Bank thereunder.
(c) To the extent their respective consent is required under Section 9.04(b) of the Credit Agreement, each of the First Lien Administrative Agent, the Borrower and each Issuing Bank hereby consents to the identity of the Incremental Amendment Revolving Lenders.

(d) On the Incremental Amendment Effective Date, each Revolving Lender that is not an Incremental Amendment Revolving Lender (each, a “Non-Increasing Revolving Lender”) will automatically and without further act be deemed to have assigned to each Incremental Amendment Revolving Lender, and each such Incremental Amendment Revolving Lender will automatically and without further act be deemed to have assumed, a portion of the participations in outstanding Letters of Credit under the Credit Agreement of such Non-Increasing Revolving Lender such that, after giving effect to each such deemed assignment and assumption of participations, the participations under the Credit Agreement in Letters of Credit will held by the Revolving Lenders pro rata in accordance with their Applicable Percentages.
SECTION 4. Type of Amendments. The Borrower, the Administrative Agent and the Issuing Banks hereby agree that all amendments set forth herein are, in the reasonable opinion of the Administrative Agent, the Borrower and the Issuing Banks, necessary to effectuate the provisions of Section 2.20 of the Credit Agreement.
SECTION 5. Conditions Precedent to the Incremental Revolving Commitment Increase. This Amendment, and each Incremental Amendment Revolving Lender’s obligation to provide (i) the Incremental Amendment Revolving Commitment Increase and the (ii) Incremental Amendment LC Commitments, in each case, pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied or waived (such date, the “Incremental Amendment Effective Date”):
(a) The Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, each other Loan Party and each Incremental Amendment Revolving Lender and each other Issuing Bank either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.
(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Incremental Amendment Revolving Lenders and each other Issuing Bank and dated the Incremental Amendment Effective Date) of each of (i) Cleary Gottlieb Steen & Hamilton LLP, New York counsel for the Loan Parties and (ii) Richards, Layton & Finger, P.A., Delaware counsel for the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.
(c) The Administrative Agent shall have received a certificate of each Loan Party, dated the Incremental Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of such Loan Party and including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section below.
(d) The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each Organizational Document of such Loan Party certified, to the extent applicable, as of a recent date by the applicable

Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s Organizational Documents most recently certified and delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Incremental Amendment Effective Date, (iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Incremental Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.
(e) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower certifying as to the solvency of the Borrower and its Subsidiaries on a consolidated basis after giving effect to the Transactions, substantially in the form of Exhibit P of the Credit Agreement.
(f) The Administrative Agent shall have received (i) for the account of the Revolving Lenders the commitment fees accrued pursuant to Section 2.12(a) of the Credit Agreement to but excluding the Incremental Effective Date and (ii) for the account of the Revolving Lenders the participation fees with respect to participations in Letters of Credit accrued pursuant to Section 2.12(b) of the Credit Agreement to but excluding the Incremental Effective Date.
(g) The Borrower shall have paid, to the extent invoiced at least one Business Day prior to the Incremental Amendment Effective Date, all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel (subject to Section 8 below)) required to be reimbursed or paid on or prior to the Incremental Amendment Effective Date.
(h) The Administrative Agent shall have received, at least three Business Days prior to the Incremental Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten Business Days prior to the Incremental Amendment Effective Date by the Administrative Agent that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(i) Each of the representations set forth in Section 6 of this Amendment shall be true and correct.
(j) The Borrower shall not have any Revolving Loans outstanding on the Incremental Amendment Effective Date.
The Administrative Agent shall notify Holdings, the Borrower, the Lenders and the Issuing Banks of the Incremental Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that:
(a) As of the Incremental Amendment Effective Date, the representations and warranties of each Loan Party set forth in the First Lien Loan Documents shall be true and correct in all material respects on and as of the date of the Incremental Amendment Effective Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be.
(b) As of December 17, 2020, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Borrower shall have been in Pro Forma Compliance with the Financial Performance Covenant for the Test Period then last ended.
SECTION 7. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby, including any extension of credit under the Incremental Amendment Revolving Commitment Increase. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Incremental Amendment Revolving Lenders, and (c) acknowledges that from and after the date hereof, the Incremental Amendment Revolving Commitment Increase and the Incremental Amendment LC Commitment from time to time outstanding shall be deemed to be Secured Obligations.
SECTION 8. Expenses; Indemnity; Damage Waiver. Sections 9.03(a), (b), (d), (e), (f) and (g) of the Credit Agreement are hereby incorporated, mutatis mutandis, by reference as if such Sections were set forth in full herein.
SECTION 9. Miscellaneous.
(a) Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Amendment Revolving Lender shall be as set forth below its signature below.

(b) Tax Forms. Each Incremental Amendment Revolving Lender shall have delivered to the Administrative Agent and the Borrower such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Amendment Revolving Lender may be required to deliver to the Administrative Agent and the Borrower pursuant to Section 2.17(f) of the Credit Agreement.
(c) [Reserved].
(d) Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
(e) Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
(f) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
(g) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, any Incremental Amendment Revolving Lender or the Issuing Banks may otherwise have to bring any action or proceeding relating to this Amendment against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.
(h) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in Section 9(g) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(i) Consent to Service of Process. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(j) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(k) Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
(l) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
(m) Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

(n) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is secured by the Collateral and the Liens and guarantees thereunder. The Credit Agreement (as amended hereby) and each of the Loan Documents remain in full force and effect.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SOTERA HEALTH HOLDINGS, LLC, as Borrower
By:	/s/ Scott J. Leffler____________________
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer

SOTERA HEALTH COMPANY, as Holdings
By:	/s/ Scott J. Leffler____________________
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer
[Signature Page to Incremental Facility Amendment]

Jefferies finance llc, as Administrative Agent
By:	/s/ Paul Chisholm____________________
Name: Paul Chisholm
Title: Managing Director

[Signature Page to Incremental Facility Amendment]

JP MORGAN CHASE BANK, N.A., as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Dawn Lee Lum____________________
Name: Dawn Lee Lum
Title: Executive Director
[Signature Page to Incremental Facility Amendment]

ROYAL BANK OF CANADA, as an Issuing Bank
By:	/s/ Diana Lee____________________
Name: Diana Lee
Title: Authorized Signatory
[Signature Page to Incremental Facility Amendment]

CITIBANK, N.A., as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Stanislav Andreev_________________
Name: Stanislav Andreev
Title: Vice President
[Signature Page to Incremental Facility Amendment]

CITIZENS BANK, N.A., as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Matthew Kuchta___________________
Name: Matthew Kuchta
Title: SVP

[Signature Page to Incremental Facility Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Whitney Gaston___________________
Name: Whitney Gaston
Title: Authorized Signatory

By:	/s/ Andrew Griffin____________________
Name: Andrew Griffin
Title: Authorized Signatory
[Signature Page to Incremental Facility Amendment]

GOLDMAN SACHS BANK USA, as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Rebecca Kratz____________________
Name: Rebecca Kratz
Title: Authorized Signatory
[Signature Page to Incremental Facility Amendment]

KEYBANK nATIONAL ASSOCIATION, as an Incremental Amendment Revolving Lender and Issuing Bank
By:	/s/ Matthew D. Dunson___________________
Name: Matthew D. Dunson
Title: Vice President
[Signature Page to Incremental Facility Amendment]

With respect only to Section 7 and Section 9:

Sotera Health LLC Sterigenics U.S., LLC Nelson Laboratories, LLC Sotera Health Services, LLC
By:	/s/ Scott J. Leffler____________________
Name: Scott J. Leffler
Title: Chief Financial Officer and Treasurer

[Signature Page to Incremental Facility Amendment]

With respect only to Section 7 and Section 9:

Nelson Laboratories Holdings, LLC Nelson Laboratories Fairfield Holdings, LLC
By:	/s/ Bruce T. Krarup____________________
Name: Bruce T. Krarup
Title: Vice President, Treasurer and Secretary
[Signature Page to Incremental Facility Amendment]

With respect only to Section 7 and Section 9:

Sterigenics Radiation Technologies Holdings, LLC Sterigenics Radiation Technologies, LLC Iotron Industries USA Inc.
By:	/s/ Matthew D. Shimkus___________________
Name: Matthew D. Shimkus
Title: Vice President, Treasurer and Secretary

[Signature Page to Incremental Facility Amendment]

Schedule I

As of the Incremental Amendment Effective Date:

Incremental Amendment Revolving Lender	Incremental Revolving Commitment Increase
Credit Suisse AG, Cayman Islands Branch	$35,000,000.00
KeyBank National Association	$25,000,000.00
Citibank, N.A.	$22,500,000.00
Goldman Sachs Bank USA	$35,000,000.00
Jefferies Finance LLC	$20,000,000.00
Citizens Bank, N.A.	$12,500,000.00
JPMorgan Chase Bank, N.A.	$7,500,000.00
Total:	$157,500,000.00